Exhibit (h)(xi) under Form N-1A
                                            Exhibit (10) under Item 601/Reg. S-K


                                    EXHIBIT A
                                       To
                     Transfer Agency and Services Agreement

                                 FEDERATED FUNDS


Prime Obligations Fund
Prime Value Obligations Fund
Prime Cash Obligations Fund
Treasury Obligations Fund
U.S. Treasury Cash Reserves
Government Obligations Fund
Tax-Free Obligations Fund
Automated Cash Management Trust
California Municipal Cash Trust
Municipal Obligations Fund
Government Obligations Tax Managed Fund
Automated Government Money Trust
Prime Cash Series
Tax Free Instruments Trust
Georgia Municipal Cash Trust
Automated Government Cash Reserves
Minnesota Municipal Cash Trust
Alabama Municipal Cash Trust
Michigan Municipal Cash Trust
North Carolina Municipal Cash Trust
Pennsylvania Municipal Cash Trust
Trust for U.S. Treasury Obligations
Liberty U.S. Government Money Market Trust
Liquid Cash Trust
Automated Treasury Cash Reserves
Government Cash Series
Federated Tax-Free Trust
Treasury Cash Series
Virginia Municipal Cash Trust
Florida Municipal Cash Trust
Arizona Municipal Cash Trust
Money Market Trust
Connecticut Municipal Cash Trust
Federated Short-Term U.S. Government Trust
Federated Master Trust
Trust for Short-Term U.S. Government Securities
Maryland Municipal Cash Trust
Municipal Cash Series
Trust for Government Cash Reserves
Massachusetts Municipal Cash Trust
New York Municipal Cash Trust
Ohio Municipal Cash Trust
Treasury Cash Series II
New Jersey Municipal Cash Trust
Municipal Cash Series II
Federated Prime Money Fund II
Money Market Management
Federated Kaufmann Fund
Federated Muni and Stock Advantage Fund
Federated International Capital Appreciation Fund
Federated Kaufmann Small Cap Fund
Federated Kaufmann Fund II
Federated European Equity Fund
Federated Capital Appreciation Fund II
Federated Global Value Fund
Federated Mid-Cap Fund
Federated Global Equity Fund
Federated Mini-Cap Fund
Federated Max-Cap Fund
Federated Technology Fund
Federated International Value Fund
Federated Capital Appreciation Fund
Federated American Leaders Fund, Inc.
Federated Stock Trust
Federated Market Opportunity Fund
Federated Equity Income Fund, Inc
Federated International Small Company Fund
Federated Growth Strategies Fund
Federated Capital Income Fund, Inc.
Federated International Equity Fund
Federated American Leaders Fund II
Federated Stock and Bond Fund, Inc
Federated Large Cap Growth Fund
Federated Moderate Allocation Fund
Federated Conservative Allocation Fund
Federated Growth Allocation Fund
Federated Capital Income Fund II
Federated Equity Income Fund II
Federated Growth Strategies Fund II
Federated International Equity Fund II
Federated Ultrashort Bond Fund
Federated Municipal Ultrashort Fund
Federated Government Ultrashort Duration Fund
Federated Total Return Bond Fund
Federated Government Income Securities, Inc.
Federated Bond Fund
Federated US Government Securities Fund: 1-3 Years
Federated Total Return Government Bond Fund
Federated High Yield Trust
Federated Mortgage Fund
Federated International Bond Fund
Federated Adjustable Rate Securities Fund
Federated Strategic Income Fund
Federated International High Income Fund
Federated Intermediate Municipal Trust
Federated Intermediate Corporate Bond
Fund Federated Limited Duration Fund
Federated Limited Duration Government Fund, Inc.
Federated Short-Term Municipal Trust
Federated California Municipal Income Fund
Federated Limited Term Municipal Fund
Federated Michigan Intermediate Municipal Trust
Federated Pennsylvania Municipal Income Fund
Federated Institutional High Yield Bond Fund
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated North Carolina Municipal Income Fund
Federated Short-Term Income Fund
Federated U.S. Government Bond Fund
Federated Quality Bond Fund II
Federated Total Return Bond Fund II
Federated Income Trust
Federated GNMA Trust
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund, Inc.
Capital Preservation Fund
Federated Fund for U.S. Government Securities
Federated US Government Securities Fund: 2-5 Years
Federated Municipal Securities Fund, Inc.
Federated Municipal Opportunities Fund, Inc.
Federated High Income Bond Fund II
High Yield Bond Portfolio
Federated Strategic Value Fund
Capital Appreciation Core Fund
Emerging Market Fixed Income Core Fund
Federated Market Plus Fund
Federated Government Reserves Fund
Federated Capital Reserves Fund
Federated Municipal Trust
Federated Intermediate Government/Corporate Fund